UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 1, 2007 (April 27, 2007)

SENECA GAMING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Not Applicable	333-117633	54-2122988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 Fourth Street
Niagara Falls, NY (Seneca Nation Territory)	14303
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code):  (716) 299-1100

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On April 27, 2007, Seneca Gaming Corporation (“SGC”) entered into a Distribution Agreement among the Seneca Nation of Indians (the “Nation”), the Seneca Nation of Indians Capital Improvements Authority (the “Authority”), SGC and Wells Fargo Bank, as Trustee (the “Trustee”).

The Authority is a newly formed, wholly-owned governmental instrumentality of the Nation formed for the purpose of financing, developing and operating such capital improvements of the Nation as the Nation designates.  On April 27, 2007, the Authority sold an aggregate principal amount of $159,495,000 Special Obligation Bonds to Merrill Lynch Pierce Fenner & Smith Incorporated, as the initial purchaser, for sale to qualified institutional buyers and investors outside the United States in accordance with Regulation S.  The Special Obligation Bonds were issued in two series, one designated Series 2007-A (tax exempt) in the aggregate principal amount of $119,495,000 (consisting of $32,800,000 aggregate principal amount due 2016 bearing interest at a rate of 5.25% (“Series 2007-A Bonds due 2016”) and $86,695,000 aggregate principal amount due 2023 bearing interest at a rate of 5.00% (“Series 2007-A Bonds due 2023”)) and the other designated Series 2007-B (taxable) in the aggregate principal amount of $40,000,000 due 2013 bearing interest at a rate of 6.75% (“Series 2007-B Bonds”, together with the Series 2007-A Bonds due 2016 and Series 2007-A Bonds due 2023, the “2007 Bonds”).  The 2007 Bonds are governed by an Indenture between the Authority and the Trustee dated April 27, 2007.  The 2007 Bonds are not obligations of SGC or the Nation, and the issuance of the 2007 Bonds will not give rise to an obligation of the Nation to levy any tax or make any appropriation for their payment.

The Authority intends to pay the debt service on the 2007 Bonds from certain Distributions (as defined in the Distribution Agreement) that SGC makes to the Nation and, at the direction of the Nation and the Authority, pays directly to the Trustee under the Distribution Agreement.  The Distribution Agreement obligates SGC, subject to any contractual restrictions applicable to it, to make monthly Distributions to the Nation at the times and in the amounts necessary to enable the Authority to pay the debt service on the 2007 Bonds as required under the Authority’s Indenture.  The Distribution Agreement obligates the Nation not to permit SGC to enter into any contractual obligation that would materially adversely affect SGC’s ability to comply with its monthly Distribution obligations under the Distribution Agreement (with it agreed that contractual obligations comparable to those in SGC’s Indenture would not be deemed to violate or breach this covenant).  Existing or future contractual obligations of SGC, SGC’s obligations to make the Excluded Payments (as defined in the Distribution Agreement) as well as the results of SGC’s and its consolidated subsidiaries’ gaming operations, may prevent SGC from making these Distributions at the times and in the amounts sufficient to enable the Authority to pay the principal of, premium, if any, and interest on the 2007 Bonds when due whether on their scheduled payment dates, by earlier call for redemption, by acceleration or otherwise.  The Distribution Agreement provides that neither the Trustee nor the Authority’s bondholders will have any recourse under the Distribution Agreement to any revenues, assets or property of SGC or its subsidiaries should SGC fail to comply with its Distribution obligations.  The 2007 Bonds are limited recourse obligations of the Authority payable solely from the Trust Estate, consisting almost exclusively of the Pledged Distributions (as defined in the Distribution Agreement).  Recourse to the Nation with respect to its obligations is limited to the Pledged Distributions.

Interest on the 2007 Bonds, commencing on the issue date, will be payable on December 1, 2007, and on each June 1 and December 1 thereafter.

The Authority is required to redeem the 2007 Bonds at a redemption price equal to the principal amount of the 2007 Bonds to be redeemed plus accrued and unpaid interest to the redemption date, on June 1 and December 1 in the years and in the principal amounts set forth below, subject to certain credits as provided for in the Authority’s Indenture.

Mandatory Sinking Fund Redemption

Series 2007-A Bonds Due December 1, 2016
Date	Principal Amount
06/01/2013	$2,010,000
12/01/2013	$2,005,000
06/01/2014	$4,555,000
12/01/2014	$4,550,000
06/01/2015	$4,790,000
12/01/2015	$4,795,000
06/01/2016	$5,045,000
12/01/2016	$5,050,000

Series 2007-A Bonds Due December 1, 2023
Date	Principal Amount
06/01/2017	$5,310,000
12/01/2017	$5,315,000
06/01/2018	$5,580,000
12/01/2018	$5,585,000
06/01/2019	$5,865,000
12/01/2019	$5,865,000
06/01/2020	$6,165,000
12/01/2020	$6,160,000
06/01/2021	$6,475,000
12/01/2021	$6,475,000
06/01/2022	$6,805,000
12/01/2022	$6,800,000
06/01/2023	$7,150,000
12/01/2023	$7,145,000

Series 2007-B Bonds Due December 1, 2013
Date	Principal Amount
06/01/2008	$3,085,000
12/01/2008	$3,090,000
06/01/2009	$3,300,000
12/01/2009	$3,300,000
06/01/2010	$3,525,000
12/01/2010	$3,530,000
06/01/2011	$3,765,000
12/01/2011	$3,770,000
06/01/2012	$4,025,000
12/01/2012	$4,030,000
06/01/2013	$2,285,000
12/01/2013	$2,295,000

The Authority is required to redeem all of the 2007 Bonds, at a redemption price equal to their principal amount plus accrued and unpaid interest, on the last semi-annual payment date preceding (i) the termination date of the Nation’s Compact with New York State pursuant to paragraph 4(c) thereof or (ii) the termination of such Compact pursuant to paragraph 4(d) thereof.

The Authority is required to redeem all of the Series 2007-A Bonds in the event of a Determination of Taxability (generally, a final determination by the Commissioner or any District Director of the Internal Revenue Service or a determination by a court of competent jurisdiction that interest on the Series 2007-A Bonds is not excludable from gross income for federal income tax purposes under Section 103 of the Code), on a date selected by the Authority but not later than 180 days after such Determination of Taxability, at a redemption price equal to the principal amount thereof plus accrued and unpaid interest to the date of redemption plus a premium equal to 4% of the principal amount thereof.

The Authority may, at its option, redeem at any time on June 1, 2017 and on any business day thereafter, all, or from time to time any part of, the Series 2007-A Bonds due 2023 prior to maturity, at a redemption price equal to 100% of the principal amount of the respective Series 2007-A Bonds due 2023 then being redeemed plus accrued and unpaid interest to the redemption date.

There is no optional redemption of the Series 2007-A Bonds due 2016 or of the Series 2007-B Bonds.

A copy of the Distribution Agreement is attached to this Current Report as Exhibit 10.1.  The Distribution Agreement is incorporated herein by reference and the foregoing description of certain terms of the Distribution Agreement is qualified in its entirety by reference to such Exhibit.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

10.1         Distribution Agreement, dated April 27, 2007, among the Seneca Nation of Indians, the Seneca Nation of Indians Capital Improvements Authority, Seneca Gaming Corporation and Wells Fargo Bank, National Association, as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SENECA GAMING CORPORATION
(Registrant)

Date: May 1, 2007

/s/ Barry W. Brandon
Name: Barry W. Brandon
Title: Senior Vice President and General Counsel

EXHIBIT INDEX

10.1

Distribution Agreement, dated April 27, 2007, among the Seneca Nation of Indians, the Seneca Nation of Indians Capital Improvements Authority, Seneca Gaming Corporation and Wells Fargo Bank, National Association, as Trustee.